Exhibit 99.1


                                  NEWS RELEASE

FOR:          Trump Hotels & Casino Resorts, Inc.

CONTACT:      John P. Burke, Corporate Treasurer
              (212) 891-1500

FOR RELEASE:  October 24, 2002 - 8 AM

                   TRUMP HOTELS & CASINO RESORTS, INC. REPORTS
                   RECORD THIRD QUARTER AND NINE MONTH RESULTS
           EBITDA INCREASED $50.2 MILLION (24.2%) THROUGH NINE MONTHS

         NEW YORK, NY - Trump Hotels & Casino Resorts, Inc. ("THCR" or the "Company") (NYSE:DJT) today reported a continuation of record earnings and EBITDA -- its best third quarter and nine months in its history following its previously announced record fourth quarter 2001 and first and second quarter 2002.

         THCR's EBITDA (defined as earnings before interest, taxes, depreciation, amortization, CRDA, debt renegotiation expenses, corporate expenses, and non-operating income/expense) for the quarter ended September 30, 2002 increased to $102.1 million, $9.9 million higher than the $92.2 million reported for the quarter ended September 30, 2001, or a 10.7% increase. Consolidated net revenues (defined as gross revenues less promotional allowances) for the quarter ended September 30, 2002 increased to $342.6 million from $327.4 million reported for the quarter ended September 30, 2001. For the nine months ended September 30, 2002, EBITDA increased to $257.6 million, $50.2 million higher than the $207.4 million reported for the nine months ended September 30, 2001, or a 24.2% increase. Consolidated net revenues for the nine months ended September 30, 2002 increased to $946.0 million from $896.1 million reported for the nine months ended September 30, 2001. The net income for the 2002 third quarter was $9.6 million, or $0.44 per share (including a $3.7 million charge for state income taxes for the nine-month period due to a change in the State of New Jersey tax law during the third quarter 2002), compared to a $9.5 million, or $0.43 per share, in the third quarter of 2001. Consolidated net income for the nine-month period ended September 30, 2002 was $5.3 million, or $0.24 per share, compared to a $15.1 million loss, or ($0.69 per share), for the nine-month period ended September 30, 2001.

         Donald J. Trump, Chairman, President and Chief Executive Officer, said, "I am pleased to be able to report that all of our properties have improved both their net revenues and EBITDA for the quarter and nine month periods. Our trailing twelve months EBITDA of $320 million exceeds any twelve-month period in our history. By providing the most popular games, great service, fine dining and entertainment, the Company has been able to reach its record levels. The company-wide improvements in operating margins also show that we have maintained our focus on cost controls."

         Trump Taj Mahal Associates reported net revenues of $145.0 million and an increase in EBITDA to $46.1 million for the quarter ended September 30, 2002, compared to net revenues of $141.5 million and EBITDA of $44.6 million for the quarter ended September 30, 2001. For the nine-month period ended September 30, 2002, net revenues increased to $398.4 million and EBITDA increased to $116.4 million, compared to $381.6 million and $101.8 million respectively, for the nine months ended September 30, 2001. The current year EBITDA of $116.4 million for the nine-month period ended September 30th is the best ever produced by the Taj Mahal for this time period. EBITDA margins improved to 31.8% and 29.2% for the quarter and nine months ended September 30, 2002, respectively, from 31.5% and 26.7% for the quarter and nine months ended September 30, 2001, respectively. Mark A. Brown, President and Chief Operating Officer, commented, "I'm proud that the Taj Mahal continues to be considered by many to be the best hotel-casino in Atlantic City. Mr. Trump demands that we maintain a level of quality that is second to none. Both the management and staff are dedicated to maintaining a level of service that creates the customer loyalty that allows us to be successful. We continue to improve the property. On the casino floor, we have added new slot machines and have installed new technology with the benefit of enhancing customer service and lowering operating costs. By offering such a wide spectrum of entertainment and dining choices and an unsurpassed gaming experience, the Taj Mahal continues to be the 'must see attraction' in Atlantic City. Controlling costs has been paramount to improving our profitability at all our properties and has helped to offset the higher insurance costs and real estate taxes which caused the increase in our general and administrative expenses for the quarter."

         Trump Plaza Associates reported an increase in net revenues to $87.7 million and an increase in EBITDA to $25.9 million for the quarter ended September 30, 2002, compared to net revenues of $83.2 million and EBITDA of $22.5 million for the quarter ended September 30, 2001. For the nine-month period ended September 30, 2002, Trump Plaza reported an increase in net revenues to $242.9 million and an increase in EBITDA to $62.9 million, compared to net revenues of $232.3 million and EBITDA of $47.1 million for the nine-month period ended September 30, 2001. EBITDA margins improved to 29.5% and 25.9% for the quarter and nine months ended September 30, 2002, respectively, from 27.1% and 20.3% for the quarter and nine months ended September 30, 2001, respectively. Mr. Brown remarked, "As I have stated in the past, 2002 would be Trump Plaza's year. In just nine months, Plaza's EBITDA has exceeded its full year 2001 results. In fact, Plaza has exceeded its prior year EBITDA for each of the last seven consecutive quarters. Trump Plaza's dynamic marketing and superior service has allowed this 'center of the boardwalk' to make such progress. By carefully managing the profitability of the casino floor, and replacing nearly 60% of the slot product, the property has increased its revenues by over $10 million for nine months while reducing costs and expenses by $5 million."

         Trump Marina reported an increase in net revenues to $76.9 million and an increase in EBITDA to $20.6 million for the quarter ended September 30, 2002, compared to net revenue of $72.2 million and EBITDA of $18.7 million for the quarter ended September 30, 2001. For the nine-month period ended September 30, 2002,

Trump Marina reported an increase in net revenues to $208.6 million and an increase in EBITDA to $52.6 million, compared to net revenues of $190.7 million and EBITDA of $38.7 million for the nine-month period ended September 30, 2001. EBITDA margins improved to 26.8% and 25.2% for the quarter and nine months ended September 30, 2002, respectively from 25.9% and 20.3% for the quarter and nine months ended September 30, 2001, respectively. "Like the Plaza, in just nine months the Marina's EBITDA has exceeded its full year 2001 results. The emergence of the Marina district in Atlantic City is benefiting Trump Marina. New visitors to this section of the city are finding what our loyal Marina customers have known for a long time. The Marina is a great venue with the younger and 'wild side' persona in an elegant but relaxed atmosphere. Paul Ryan, our new Chief Operating Officer for the Marina, knows this property as well as anyone, having been involved with it since its opening," commented Mr. Brown.

         Trump Indiana reported net revenues of $32.3 million and an increase in EBITDA to $9.1 million for the third quarter ended September 30, 2002, compared to net revenues of $30.5 million and EBITDA of $6.4 million for the quarter ended September 30, 2001. For the nine-month period ended September 30, 2002, Trump Indiana reported an increase in net revenues to $94.3 million and an increase in EBITDA to $24.3 million, compared to net revenues of $91.5 million and EBITDA of $19.8 million for the nine-month period ended September 30, 2001. EBITDA margins improved to 28.1% and 25.8% for the quarter and nine months ended September 30, 2002, respectively, from 21.1% and 21.7% for the quarter and nine months ended September 30, 2001, respectively. Mr. Brown remarked, "The addition of 286 slots in our expanded gaming area, the May opening of the 2,000 car garage next to the Trump Indiana vessel and the recent inception of dockside gaming, have helped Trump Indiana to its record breaking third quarter. Dockside allows our patrons access at anytime to the gaming vessel and the new garage makes that access so much more convenient. Also, Trump Indiana is the test site for ticket-in, ticket-out cashless slot machines in the state of Indiana. Customers who do not want to carry tokens for the slots prefer cashless systems which save time with redemptions and allows for more playing time on the machines. Preliminary results have shown an increase in coin-in and win per unit per day for the test units. As with all our properties, strong cost controls have resulted in increased operating margins."

         Under its five-year management agreement with the Twenty-Nine Palms Band of Luiseno Mission Indians of California, THCR Management Services manages the day-to-day operations of the Tribe's recently renovated and expanded casino renamed Trump 29 Casino in the Palm Springs, California area. The new casino opened on April 2, 2002 and additional expansion of dining, entertainment and gaming space was completed in September of this year. During the quarter and the nine months ended September 30, 2002, THCR Management earned $0.7 and $1.8 million, respectively, in management fees (included in other revenues) and incurred $0.2 million and $0.3 million, respectively, associated general and administrative costs and $0.2 million and $0.6 million, respectively, in pre-opening costs (included in corporate expenses) pursuant to the management agreement. Interest expense for the quarter includes a $1.7 million write off of the deferred financing costs incurred with the original $11 million loan used to assist the Tribe in the construction of the new casino. This loan was paid off with a $2.2 million financing and the proceeds from the assignment of the note receivable from the Tribe.

         Trump Atlantic City Associates' combined net revenues of Trump Plaza and Trump Taj Mahal for the quarter ended September 30, 2002 increased to $232.8 million, compared to $224.7 million for the quarter ended September 30, 2001. EBITDA for the quarter ended September 30, 2002 increased to $72.0 million, compared to EBITDA of $67.1 million for the same period in 2001. For the nine-month period ended September 30, 2002, Trump Atlantic City Associates reported an increase in net revenues to $641.3 million and an increase in EBITDA to $179.2 million, compared to net revenues of $613.9 million and EBITDA of $148.9 million for the nine-month period ended September 30, 2001.

         THCR, through its wholly-owned subsidiaries, owns and operates Trump Plaza Hotel and Casino, Trump Taj Mahal Casino Resort and Trump Marina Hotel Casino in Atlantic City, New Jersey, as well as Trump Indiana, a hotel and riverboat casino at Buffington Harbor, Indiana on Lake Michigan. Also, THCR, through a wholly-owned subsidiary, manages Trump 29 Casino located in the Palm Springs, California area. It is the exclusive vehicle through which Donald J. Trump will engage in new gaming activities in both emerging and established gaming jurisdictions in both the United States and abroad.

         THCR is a public company which is approximately 46.6% beneficially owned by Donald J. Trump. The Company is separate and distinct from all of Mr. Trump's real estate and other holdings.

                PSLRA Safe Harbor for Forward-Looking Statements
                      and Additional Available Information

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

         All statements, trend analysis and other information contained in this release relative to THCR's or its subsidiaries' performance, trends in THCR's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

         Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodical reports filed with the Securities and Exchange Commission (the "Commission"), including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the Commission's website, www.sec.gov, or on the Company's website, www.trump.com.

                                      # # #

                       TRUMP HOTELS & CASINO RESORTS, INC.
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                        (In thousands, except share data)

                                                       3 MONTHS                    9 MONTHS
                                                 30-Sep-02  30-Sep-01        30-Sep-02   30-Sep-01
                                                ----------------------      -----------------------

REVENUES
CASINO                                            $353,042   $343,237         $983,429    $945,383
ROOMS                                               22,636     23,025           62,402      61,962
FOOD & BEVERAGE                                     36,077     36,461           98,608      99,849
OTHER                                               13,150     12,103           32,709      29,094
PROMOTIONAL ALLOWANCES (a)                         (82,310)   (87,442)        (231,192)   (240,216)
                                                ----------------------      -----------------------

NET REVENUES                                      $342,595   $327,384         $945,956    $896,072
                                                ----------------------      -----------------------

COSTS & EXPENSES
GAMING (a)                                        $153,096   $153,140         $440,927    $446,432
ROOMS                                                7,863      7,643           23,950      23,001
FOOD & BEVERAGE                                     12,801     12,755           35,485      33,919
GENERAL & ADMIN                                     66,694     61,607          187,967     185,278
                                                ----------------------      -----------------------

TOTAL EXPENSES                                    $240,454   $235,145         $688,329    $688,630
                                                ----------------------      -----------------------

EBITDA (b)                                        $102,141    $92,239         $257,627    $207,442
                                                ----------------------      -----------------------

CRDA/INDIANA STATE & MUNIC OBLIG.                   $1,327     $1,357           $4,100      $4,943
DEPRECIATION & AMORTIZATION                         22,369     17,953           63,387      57,072
INTEREST INCOME                                       (405)      (720)          (1,499)     (2,820)
INTEREST EXPENSE                                    57,173     55,242          167,627     164,529
CORPORATE EXPENSES & DJT INCENTIVE FEE               3,469      3,336            9,532       7,878
DEBT RENEGOTIATION COSTS                                 6          -            3,070           -
OTHER NON-OPER (INCOME)EXPENSE, NET                   (704)        59             (650)       (367)
                                                ----------------------      -----------------------

TOTAL NON-OPERATING EXPENSE,  NET                  $83,235    $77,227         $245,567    $231,235
                                                ----------------------      -----------------------

INCOME (LOSS) BEFORE INCOME TAXES
     & MINORITY INTEREST                           $18,906    $15,012          $12,060    ($23,793)

PROVISION FOR INCOME TAXES (c)                      (3,718)         -           (3,718)          -
                                                ----------------------      -----------------------

INCOME (LOSS) BEFORE MINORITY INT                  $15,188    $15,012           $8,342    ($23,793)

MINORITY INTEREST                                   (5,555)    (5,490)          (3,051)      8,701
                                                ----------------------      -----------------------

NET INCOME (LOSS)                                   $9,633     $9,522           $5,291    ($15,092)
                                                ======================      =======================

WEIGHTED AVERAGE # SHARES-BASIC                 22,010,027 22,010,027       22,010,027  22,010,027
                                                ======================      =======================
WEIGHTED AVERAGE # SHARES-DILUTED               22,034,816 22,010,027       22,035,535  22,010,027
                                                ======================      =======================
BASIC & DILUTED  EARNINGS(LOSS)
    PER SHARE                                        $0.44      $0.43            $0.24      ($0.69)
                                                ======================      =======================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allowances, in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)". In addition, during the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses to be consistent with prevailing industry presentation. Such amounts were $6.1 million and $17.3 million for the quarter and nine months ended September 30, 2002 and $7.2 million and $21.4 million for the quarter and nine months ended September 30, 2001.
(b) EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.
(c) During July 2002, the State of New Jersey passed the New Jersey Tax Act. This Act placed a two year moratorium on the use of net operating loss carryforwards and introduced a new alternative minimum tax. The alternative minimum tax to which the Company is subject is based on gross receipts (as defined) retroactive to January 1, 2002. Accordingly, the Company has recorded a provision for income taxes during the three months ended September 30, 2002 for the cumulative tax due through this date.

                         TRUMP ATLANTIC CITY ASSOCIATES
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                                 (In thousands)


                                                       3 MONTHS                    9 MONTHS
                                                 30-Sep-02  30-Sep-01        30-Sep-02   30-Sep-01
                                                ----------------------      -----------------------

REVENUES
CASINO                                            $239,678   $237,323         $667,940    $650,294
ROOMS                                               16,580     16,649           45,742      44,896
FOOD & BEVERAGE                                     25,274     26,027           71,007      72,949
OTHER                                                8,138      7,968           21,538      19,765
PROMOTIONAL ALLOWANCES (a)                         (56,913)   (63,255)        (164,968)   (174,038)
                                                ----------------------      -----------------------

NET REVENUES                                      $232,757   $224,712         $641,259    $613,866
                                                ----------------------      -----------------------

COSTS & EXPENSES
GAMING (a)                                        $102,192   $103,662         $294,780    $303,137
ROOMS                                                6,315      6,218           19,372      18,848
FOOD & BEVERAGE                                      8,457      8,216           24,050      22,734
GENERAL & ADMIN                                     43,835     39,488          123,817     120,271
                                                ----------------------      -----------------------

TOTAL EXPENSES                                    $160,799   $157,584         $462,019    $464,990
                                                ----------------------      -----------------------

EBITDA (b)                                         $71,958    $67,128         $179,240    $148,876
                                                ----------------------      -----------------------

CRDA                                                  $999     $1,025           $3,244      $3,118
DEPREC & AMORT                                      14,729     11,452           41,532      36,621
INTEREST INCOME                                       (230)      (438)            (788)     (1,824)
INTEREST EXPENSE                                    38,383     38,529          114,834     115,294
OTHER NON-OPERATING (INCOME) EXPENSE                   191        557              591         332
DEBT RENEGOTIATION COSTS                                 -          -            1,570           -
                                                ---------------------------------------------------

TOTAL NON-OPERATING EXPENSE,  NET                  $54,072    $51,125         $160,983    $153,541
                                                ----------------------      -----------------------

INCOME (LOSS) BEFORE INCOME TAXES                  $17,886    $16,003          $18,257     ($4,665)

PROVISION FOR INCOME TAXES (c)                      (2,768)         -           (2,768)          -
                                                ---------------------------------------------------

NET INCOME (LOSS)                                  $15,118    $16,003          $15,489     ($4,665)
                                                ======================      =======================


Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allowances, in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)". In addition, during the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses to be consistent with prevailing industry presentation. Such amounts were $5.4 million and $15.4 million for the quarter and nine months ended September 30, 2002 and $6.6 million and $19.1 million for the quarter and nine months ended September 30, 2001.
(b) EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.
(c) During July 2002, the State of New Jersey passed the New Jersey Tax Act. This Act placed a two year moratorium on the use of net operating carry forwards and introduced a new alternative minimum tax. The alternative minimum tax to which the Company is subject is based on gross receipts (as defined) retroactive to January 1, 2002. Accordingly, the Company has recorded a provision for income taxes during the three months ended September 30, 2002 for the cummulative tax due through this date.

                           TRUMP TAJ MAHAL ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                    3 MONTHS                    9 MONTHS
                              30-Sep-02  30-Sep-01        30-Sep-02   30-Sep-01
                             ----------------------      -----------------------

REVENUES
CASINO                         $146,129   $148,778         $408,507    $400,679

# of Slots                        4,823      4,827            4,843       4,696
Win per Slot/Day                   $222       $212             $208        $201
Slot Win                        $98,548    $94,199         $275,481    $257,620

# of Tables                         139        139              139         141
Win per Table/Day                $3,249     $3,794           $3,059      $3,274
Table Win                       $41,550    $48,521         $116,067    $126,028
Table Drop                     $257,044   $269,852         $700,590    $755,024
Hold %                            16.2%      18.0%            16.6%       16.7%

Poker, Keno, Race Win            $6,031     $6,058          $16,959     $17,031

ROOMS                            $9,793     $9,935          $26,656     $26,339
# of Rooms Sold                 112,682    112,015          327,271     325,294
Avg Room Rates                   $86.91     $88.69           $81.45      $80.97
Occupancy %                       98.0%      97.4%            95.9%       95.3%

FOOD & BEVERAGE                 $15,366    $15,589          $42,850     $42,471
OTHER                             6,032      5,613           15,603      13,589
PROMOTIONAL ALLOWANCES (a)      (32,288)   (38,418)         (95,237)   (101,505)
                             ----------------------      -----------------------

NET REVENUES                   $145,032   $141,497         $398,379    $381,573
                             ----------------------      -----------------------

COSTS & EXPENSES
GAMING (a)                      $62,121    $62,762         $177,275    $179,951
ROOMS                             3,876      3,878           11,881      11,839
FOOD & BEVERAGE                   5,466      5,652           15,442      15,395
GENERAL & ADMIN                  27,465     24,609           77,398      72,632
                             ----------------------      -----------------------

TOTAL EXPENSES                  $98,928    $96,901         $281,996    $279,817
                             ----------------------      -----------------------

EBITDA (b)                      $46,104    $44,596         $116,383    $101,756
                             ======================      =======================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allowances, in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)". In addition, during the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses to be consistent with prevailing industry presentation. Such amounts were $2.1 million and $6.8 million for the quarter and nine months ended September 30, 2002 and $4.1 million and $11.1 million for the quarter and nine months ended September 30, 2001.
(b) EBITDA reflects earnings before depreciation, interest, taxes and CRDA write-down. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.

                             TRUMP PLAZA ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                    3 MONTHS                    9 MONTHS
                              30-Sep-02  30-Sep-01        30-Sep-02   30-Sep-01
                             ----------------------      -----------------------

REVENUES
CASINO                          $93,549    $88,545         $259,433    $249,615

# of Slots                        2,982      2,868            2,912       2,850
Win per Slot/Day                   $241       $239             $230        $226
Slot Win                        $66,182    $63,023         $182,073    $175,725

# of Tables                          88        100               88          99
Win per Table/Day                $3,380     $2,774           $3,232      $2,734
Table Win                       $27,367    $25,522          $77,360     $73,890
Table Drop                     $168,230   $154,517         $458,240    $436,748
Hold %                            16.3%      16.5%            16.9%       16.9%

ROOMS                            $6,787     $6,714          $19,086     $18,557
# of Rooms Sold                  80,434     78,415          232,270     227,528
Room Rates                       $84.38     $85.62           $82.17      $81.56
Occupancy %                       96.7%      94.3%            94.1%       92.2%

FOOD & BEVERAGE                  $9,908    $10,438          $28,157     $30,478
OTHER                             2,106      2,355            5,935       6,176
PROMOTIONAL ALLOWANCES (a)      (24,625)   (24,837)         (69,731)    (72,533)
                             ----------------------      -----------------------

NET REVENUES                    $87,725    $83,215         $242,880    $232,293
                             ----------------------      -----------------------

COSTS & EXPENSES
GAMING (a)                      $40,071    $40,900         $117,505    $123,186
ROOMS                             2,439      2,340            7,491       7,009
FOOD & BEVERAGE                   2,991      2,564            8,608       7,339
GENERAL & ADMIN                  16,370     14,879           46,419      47,639
                             ----------------------      -----------------------

TOTAL EXPENSES                  $61,871    $60,683         $180,023    $185,173
                             ----------------------      -----------------------

EBITDA (b)                      $25,854    $22,532          $62,857     $47,120
                             ======================      =======================


Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allowances, in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)". In addition, during the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses to be consistent with prevailing industry presentation. Such amounts were $3.3 million and $8.6 million for the quarter and nine months ended September 30, 2002 and $2.5 million and $8.0 million for the quarter and nine months ended September 30, 2001.
(b) EBITDA reflects earnings before depreciation, interest, taxes, CRDA writedown and other non-operating expense, net. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.

                            TRUMP'S CASTLE ASSOCIATES
                               d/b/a TRUMP MARINA
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                    3 MONTHS                    9 MONTHS
                              30-Sep-02  30-Sep-01        30-Sep-02   30-Sep-01
                             ----------------------      -----------------------

REVENUES
CASINO                          $79,694    $74,870         $217,246    $201,400

# of Slots                        2,528      2,523            2,526       2,526
Win per Slot/Day                   $271       $240             $242        $222
Slot Win                        $63,139    $55,677         $167,212    $152,787

# of Tables                          78         79               79          78
Win per Table/Day                $2,264     $2,600           $2,290      $2,254
Table Win                       $16,249    $18,897          $49,389     $47,999
Table Drop                     $108,853   $113,170         $287,230    $297,834
Hold %                            14.9%      16.7%            17.2%       16.1%

Poker, Keno, Race Win              $306       $296             $645        $614

ROOMS                            $5,133     $5,235          $14,023     $13,757
# of Rooms Sold                  66,384     62,708          180,988     171,443
Avg Room Rates                   $77.32     $83.48           $77.48      $80.24
Occupancy %                       99.1%      93.6%            91.1%       86.3%

FOOD & BEVERAGE                 $10,090     $9,548          $25,281     $24,365
OTHER                             3,856      3,725            8,083       8,161
PROMOTIONAL ALLOWANCES (a)      (21,915)   (21,170)         (56,073)    (57,026)
                             ----------------------      -----------------------

NET REVENUES                    $76,858    $72,208         $208,560    $190,657
                             ----------------------      -----------------------

COSTS & EXPENSES
GAMING (a)                      $34,548    $32,947          $96,856     $93,941
ROOMS                             1,095        886            3,345       2,489
FOOD & BEVERAGE                   3,327      3,336            8,093       7,836
GENERAL & ADMIN                  17,266     16,364           47,700      47,660
                             ----------------------      -----------------------

TOTAL EXPENSES                  $56,236    $53,533         $155,994    $151,926
                             ----------------------      -----------------------

EBITDA (b)                      $20,622    $18,675          $52,566     $38,731
                             ======================      =======================


Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allowances, in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)". In addition, during the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses to be consistent with prevailing industry presentation. Such amounts were $.7 million and $1.9 million for the quarter and nine months ended September 30, 2002 and $.6 million and $2.3 million for the quarter and nine months ended September 30, 2001.
(b) EBITDA reflects earnings before depreciation, interest, taxes, CRDA writedown, debt renegotiation costs and DJT incentive fee. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.

                               TRUMP INDIANA, INC.
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                    3 MONTHS                    9 MONTHS
                              30-Sep-02  30-Sep-01        30-Sep-02   30-Sep-01
                             ----------------------      -----------------------

REVENUES
CASINO                          $33,670    $31,044          $98,243     $93,689

# of Slots                        1,733      1,360            1,584       1,308
Win per Slot/Day                   $177       $201             $187        $210
Slot Win                        $28,212    $25,107          $80,936     $74,899

# of Tables                          45         52               47          52
Win per Table/Day                $1,329     $1,241           $1,347      $1,322
Table Win                        $5,458     $5,937          $17,307     $18,789
Table Drop                      $33,078    $34,403         $100,286    $109,552
Hold %                            16.5%      17.3%            17.3%       17.2%

ROOMS                              $923     $1,141           $2,637      $3,309
# of Rooms Sold                  15,200     18,710           42,854      53,423
Avg Room Rates                   $61.00     $61.00           $62.00      $62.00
Occupancy %                       55.1%      67.8%            52.3%       65.2%

FOOD & BEVERAGE                    $713       $886           $2,320      $2,535
OTHER                               463        410            1,281       1,168
PROMOTIONAL ALLOWANCES (a)       (3,482)    (3,017)         (10,151)     (9,152)
                             ----------------------      -----------------------
NET REVENUES                    $32,287    $30,464          $94,330     $91,549
                             ----------------------      -----------------------

COSTS & EXPENSES
GAMING (a)                      $16,356    $16,531          $49,292     $49,354
ROOMS                               453        539            1,233       1,664
FOOD & BEVERAGE                   1,017      1,203            3,342       3,349
GENERAL & ADMIN                   5,404      5,755           16,138      17,347
                             ----------------------      -----------------------
TOTAL EXPENSES                  $23,230    $24,028          $70,005     $71,714
                             ----------------------      -----------------------

EBITDA (b)                       $9,057     $6,436          $24,325     $19,835
                             ======================      =======================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allowances, in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)".
(b) EBITDA reflects earnings before depreciation, interest, taxes, Indiana regulatory costs, management fees, debt renegotiation costs and other non-operating expense. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.

                       TRUMP HOTELS & CASINO RESORTS, INC.
                            Supplemental Information
                                   (Unaudited)
                                 (In thousands)

                                                      3 MONTHS                      9 MONTHS
CRDA /INDIANA OBLIGATIONS                        30-Sep-02  30-Sep-01        30-Sep-02   30-Sep-01
                                                ----------------------      -----------------------
TAJ                                                   $602       $623           $2,042      $1,790
PLAZA                                                  397        402            1,202       1,328
MARINA                                                 328        332              856       1,157
INDIANA STATE & MUNICIPAL OBLIG.                         -         -                 -         668
                                                ---------------------------------------------------
TOTAL CRDA/INDIANA OBLIG                            $1,327     $1,357           $4,100      $4,943
                                                ======================      =======================


DEPRECIATION & AMORTIZATION
TAJ                                                 $9,764     $8,369          $28,066     $25,241
PLAZA                                                4,965      3,083           13,466      11,380
THCR HOLDINGS                                            6         76               18         204
MARINA                                               5,441      4,580           15,640      13,055
INDIANA (INCL JOINT VENTURE LOSS)                    2,193      1,845            6,197       7,192
                                                ----------------------      -----------------------
TOTAL DEPRECIATION/AMORT                           $22,369    $17,953          $63,387     $57,072
                                                ======================      =======================

INTEREST EXPENSE
TAJ                                                $24,495    $23,397          $71,907     $69,924
PLAZA                                               13,888     12,046           38,834      36,087
TRUMP ATLANTIC CITY                                      -      3,086            4,093       9,283
THCR HOLDINGS                                        4,599      4,602           13,848      13,807
MARINA                                              11,494     11,094           34,190      32,903
THCR MANAGEMENT                                      2,087          -            2,914           -
INDIANA                                                610      1,017            1,841       2,525
                                                ----------------------      -----------------------
TOTAL INTEREST EXPENSE                             $57,173    $55,242         $167,627    $164,529
                                                ======================      =======================

LOAN COST AMORT/BOND DISC INCL IN INT EXP
TAJ                                                   $660       $673            1,974      $2,079
PLAZA                                                  407        336            1,139       1,039
TRUMP ATLANTIC CITY                                      -        273              183         845
THCR HOLDINGS                                          191        191              575         575
MARINA                                               2,246      1,587            5,733       4,592
THCR MANAGEMENT                                      1,896          -            2,226           -
INDIANA                                                142        125              384         282
                                                ----------------------      -----------------------
TOTAL LOAN COST AMORT/BOND DISC                     $5,542     $3,185          $12,214      $9,412
                                                ======================      =======================


Note: Certain prior year reclassifications have been made to conform to current year presentation.